QUARTERLY FINANCIAL INFORMATION (UNAUDITED) (Tables)	12 Months Ended
Dec. 26, 2015
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information
The following table sets forth selected financial information for all of the quarters, each consisting of 13 weeks during the years ended December 26, 2015 and December 27, 2014 (in thousands, except per share data):

	First		Second		Third		Fourth
	2015	2014	2015	2014	2015	2014	2015	2014
Net sales	$633,025	$553,998	$838,171	$772,752	$762,275	$713,489	$653,600	$620,090
Gross profit	79,582	66,012	112,443	96,988	110,706	89,586	97,173	72,756
Net earnings	10,804	7,668	26,884	22,449	26,883	20,492	20,561	10,955
Net earnings attributable to controlling interest	10,162	7,216	25,976	21,789	25,556	19,234	18,901	9,312
Basic earnings per share	0.51	0.36	1.29	1.08	1.26	0.96	0.93	0.46
Diluted earnings per share	0.51	0.36	1.28	1.08	1.26	0.96	0.93	0.46